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                                                                  Exhibit 10.6.2

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease (the "First Amendment") is made effective the 11th day of December, 2002, by and between Gull Industries, Inc. ("Landlord"), and Blue Nile, Inc. ("Tenant").

                                    RECITALS:

         Landlord and Tenant are parties to that certain that lease, dated for reference purposes June 28, 2001 (the "Lease") for premises located at 5907 Fourth Avenue South, Seattle, Washington (the "Premises").

         Pursuant to Section 6 of the Lease, Tenant is required to post a letter of credit (the "Letter of Credit").

         Section 6(f) of the Lease requires reinstatement of the Letter of Credit after expiration in the event a bankruptcy petition or similar proceeding is filed that might require Landlord refund monies to Tenant or to Tenant's bankruptcy estate (the "Bankruptcy Provision").

         Tenant wishes to provide a form a Letter of Credit that does not contain the Bankruptcy Provision and Landlord is willing to accommodate same all in the terms and conditions set forth herein.

         Except as specifically defined herein, all capitalized terms used in this First Amendment shall have the meanings set forth in the Lease.

                                    AGREEMENT

         1. In providing the Letter of Credit required under Section 6 of the Lease, Tenant may provide a Letter of Credit which, in lieu of the language set forth in Section 6(f) provides as follows (the "Alternate Language"):

         This Letter of Credit shall be automatically extended for an additional period of one year, without amendment, from the present or each future expiration date unless at least thirty (30) days prior to the then current expiration date we notify you by registered mail/overnight courier service at the above address that this Letter of Credit will not be extended for another one year period. If we elect not to renew the expiration date of this Letter of Credit for another year, then the expiration date will be automatically extended by 165 days beyond the current expiration date and that date will be the final expiration date. In no event shall this Letter of Credit be automatically extended beyond May 14, 2006.

         2. The parties stipulate that in the event the Alternate Language is utilized, then the following shall apply:

         a. The 165 day automatic extension provided in the Alternate Language shall not satisfy the requirement of annual extensions, renewals or

                                       1.

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                  replacements of the Letter of Credit (and thus the failure to get a full year extension, renewal or replacement shall be a "Draw Event"), provided only that the failure to provide extension, renewal or replacement Letter of Credit upon expiration of the term of the Lease shall not constitute a Draw Event so long as the 165-day extension provided in the Alternate Language is in effect and continues the then-effective Letter of Credit to a date 165 days after the expiration of the term of the Lease.

         Except as specifically modified herein, all terms and conditions of the Lease are and remain in full force and effect.

                                        LANDLORD

                                        Gull Industries, Inc.

                                        By:  /s/ William T. Vivian
                                            ------------------------------------

                                        Its:  VICE PRESIDENT            12/11/02

                                        TENANT:

                                        Blue Nile, Inc.

                                        By:  /s/ Robert L. Paquin
                                            ------------------------------------

                                        Its:  COO                       12/12/02

STATE OF WASHINGTON                   )
                                      ) ss.
COUNTY OF KING                        )

         I certify that I know or have satisfactory evidence that William T. Vivian signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as Vice President of Gull Industries, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         GIVEN under my hand and official seal this 11 day of December, 2002.

                                             /s/ Janine Michele Wilson
                                            ------------------------------------
                                            NOTARY PUBLIC in and for the
                                            State of Washington, residing
                                            at Kent;
                                            My commission expires: 9/1/05

                                             Janine Michele Wilson
                                            ------------------------------------
                                            [Type or Print Notary Name]

                                       2.

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STATE OF WASHINGTON                   )
                                      ) ss.
COUNTY OF KING                        )

         I certify that I know or have satisfactory evidence that Robert L. Paquin signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it in (his/her) capacity as COO/CIO of Blue Nile, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         GIVEN under my hand and official seal this 12th day of December, 2002.

                                                   /s/ Sandra J. Wong
                                                 -------------------------------
                                                 NOTARY PUBLIC in and for the
                                                 State of Washington, residing
                                                 at Kenmore;
                                                 My commission expires: 10/5/03

                                                   Sandra J. Wong
                                                 -------------------------------
                                                 [Type or Print Notary Name]

                                       3.